UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2013

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3738 Oak Lawn Avenue Dallas, Texas (Address of principal executive offices)	75219 (Zip Code)

Registrant's telephone number, including area code: (214) 981-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note: Energy Transfer Partners, L.P. (“ETP”), ETP Holdco Corporation (“ETP Holdco”), Energy Transfer Equity, L.P. (“ETE”), ETC Texas Pipeline, Ltd., Regency Energy Partners LP, a Delaware limited partnership (“Regency”), Southern Union Company (“Southern Union”), and Regency Western G&P LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Regency, are parties to the Contribution Agreement, dated as of February 27, 2013, as amended by Amendment No. 1 thereto dated as of April 16, 2013 (as amended, the “SUGS Contribution Agreement”), pursuant to which Southern Union agreed to contribute to Regency (the “SUGS Contribution”) all of the issued and outstanding membership interests in Southern Union Gathering Company, LLC and its subsidiaries. The transactions contemplated by the SUGS Contribution Agreement include the purchase by Regency of entities owning a 5,600-mile gathering system and approximately 500 MMcf/d of processing and treating facilities in west Texas and New Mexico for natural gas and natural gas liquids. The SUGS Contribution Agreement and the transactions contemplated thereby were described in the Current Report on Form 8-K filed by Southern Union with the Securities and Exchange Commission (“SEC”) on February 28, 2013.

ETP and its wholly owned subsidiary, Heritage ETC, L.P. (“Heritage ETC”), entered into a contribution agreement dated March 20, 2013 (the “Holdco Contribution Agreement”) with ETE and its wholly owned subsidiary, ETE Sigma Holdco, LLC (“ETE Sigma”), pursuant to which ETE Sigma agreed to contribute its 60% ownership interest in ETP Holdco to Heritage ETC (the “Holdco Contribution”), in exchange for aggregate consideration of approximately $3.75 billion, consisting of $1.4 billion in cash and the issuance to ETE of approximately 49.5 million common units representing limited partner interests in ETP (the “Issued ETP Units”). Upon consummation of the transaction contemplated by the Holdco Contribution Agreement, ETP (through its ownership of Heritage ETC) will own 100% of ETP Holdco, which owns Southern Union and Sunoco, Inc. The Holdco Contribution Agreement and the transactions contemplated thereby were described in the Current Report on Form 8-K filed by ETP with the SEC on March 26, 2013.
On April 30, 2013, Southern Union completed the transactions contemplated by the SUGS Contribution Agreement and ETP and ETE completed the transactions contemplated by the Holdco Contribution Agreement.
Item 1.01.     Entry into a Material Definitive Agreement.
SUGS Contribution Agreement: In connection with the closing of the transactions contemplated by the SUGS Contribution Agreement, Southern Union or its subsidiaries entered into the following agreements:

•
Southern Union Registration Rights Agreement: On April 30, 2013, Southern Union entered into the registration rights agreement (the “Southern Union RRA”) with Regency. Under the Southern Union RRA, Regency granted to Southern Union certain registration rights, including rights to cause Regency to file with the SEC a shelf registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to resales of the Regency Common Units and Regency Common Units issuable upon conversion of the Regency Class F Common Units acquired by Southern Union under the SUGS Contribution Agreement. The Southern Union RRA contains customary provisions regarding rights of indemnification between the parties with respect to certain applicable securities law liabilities.

•
Guarantee of Collection: In accordance with the SUGS Contribution Agreement, Regency issued the 4.50% Senior Notes due 2023 (the “Regency Debt”), the proceeds of which were used by Regency to fund the cash portion of the consideration, as adjusted, under the SUGS Contribution Agreement and pay certain other expenses or disbursements directly related to the closing of the SUGS Contribution. In connection with the closing of the SUGS Contribution, on April 30, 2013, Regency entered into the guarantee of collection (the “Guarantee of Collection”) with PEPL Holdings, LLC, a subsidiary of Southern Union, pursuant to which PEPL Holdings, LLC provided a guarantee of collection (on a nonrecourse basis to Southern Union) to Regency and Regency Energy Finance Corp. with respect to the payment of the principal amount of the Regency Debt.

The above descriptions of the Southern Union RRA and the Guarantee of Collection do not purport to be complete and are subject to, and qualified in their entirety by, the full texts of the Southern Union RRA and the Guarantee of Collection, which are attached hereto as Exhibit 4.1 and Exhibit 10.1, respectively, and incorporated herein by reference.

ETE owns the general partner of Regency and as a result controls Regency. ETE also owns the general partner of ETP and as a result controls ETP. Southern Union is wholly owned by ETP Holdco Corporation, which, following the Holdco Contribution, is now wholly-owned by ETP (through its ownership of Heritage ETC, L.P.).

Item 2.01.    Completion of Acquisition or Disposition of Assets.
The information set forth in the Preliminary Note and under Item 1.01 is incorporated into this Item 2.01 by reference.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement.

The information set forth under Item 1.01 under the heading “Guarantee of Collection” is incorporated into this Item 2.03 by reference.

Item 5.01.     Changes in Control of Registrant

To the extent required, the information set forth in the Preliminary Note is incorporated into this Item 5.01 by reference.

Item 7.01.     Regulation FD Disclosure.

On April 30, 2013, ETE and ETP issued a press release announcing the closing of the SUGS Contribution and the Holdco Contribution. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Forward Looking Statements
This Current Report on Form 8-K may include certain statements concerning expectations for the future, including statements regarding the anticipated benefits and other aspects of the transactions described above, that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control, including the risk that the anticipated benefits from the transactions cannot be fully realized. An extensive list of factors that can affect future results are discussed in Southern Union’s Annual Report on Form 10-K for the year ended December 31, 2012 and other documents filed by Southern Union from time to time with the SEC. Southern Union undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Item 9.01.	Financial Statements and Exhibits.
(b)    Pro Forma Financial Information.
The pro forma financial information with respect to the transactions described in this Current Report on Form 8-K and required to be filed under Item 9.01 of this Current Report on Form 8-K are attached hereto as Exhibit 99.2.
(d)     Exhibits.

Exhibit Number	Description of the Exhibit
4.1	Registration Rights Agreement, dated April 30, 2013, by and between Southern Union Company and Regency Energy Partners LP
10.1	Guarantee of Collection, dated as of April 30, 2013, by and between Regency Energy Partners LP and PEPL Holdings, LLC
99.1	Press release, dated April 30, 2013, announcing the closing of the SUGS Contribution and Holdco Contribution.
99.2	Pro forma financial information of Southern Union Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)
Date: May 6, 2013	By:	/s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Vice President - Assistant General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
4.1	Registration Rights Agreement, dated April 30, 2013, by and between Southern Union Company and Regency Energy Partners LP
10.1	Guarantee of Collection, dated as of April 30, 2013, by and between Regency Energy Partners LP and PEPL Holdings, LLC
99.1	Press release, dated April 30, 2013, announcing the closing of the SUGS Contribution and Holdco Contribution.
99.2	Pro forma financial information of Southern Union Company